Exhibit 99.1

WM. WRIGLEY JR. COMPANY

LONG TERM STOCK GRANT PROGRAM

Amended and Restated Effective as of January 25, 2005

                       This Long Term Stock Grant Program (the “Program”), established under the Wm. Wrigley Jr. Company 1997 Management Incentive Plan, as amended (the “1997 Management Incentive Plan”), is hereby amended and restated, effective as of January 25, 2005, as set forth herein, and as amended will be integrated into and become a part of the 1997 Management Incentive Plan.

A.          PURPOSES

                       The Program is designed to enable eligible executives of the Wm. Wrigley Jr. Company (the “Company”) to share in the future success of the Company’s business by providing them an opportunity to earn shares of the Common Stock of the Company (the “Common Stock”), through the award of stock grants (“Grants” or “Long Term Stock Grants”) contingent upon achieving certain performance measures and to defer all or any portion of such Grants. Inasmuch as the executives eligible to receive Grants under the Program are those in positions to make significant and direct contributions to the success of the Company, the Program is intended, accordingly, to promote a closer identity of interests between eligible employees and stockholders.

B.          STOCK GRANT TERMS AND CONDITIONS

          1.          Eligibility and Participation

                       All elected officers and other key employees who are considered by the Compensation Committee (the “Committee” or the “Compensation Committee”) of the Board of Directors of the Company (the “Board” or the “Board of Directors”) to have a significant impact on the business of the Company are eligible to be designated as participants (“Participants”) and to receive Long Term Stock Grants under the Program.

          2.          Stock Grant Awards and Award Cycles

                       The Committee shall, from time to time, in its sole discretion, establish such grant cycles (the “Grant Cycles”) for the Program as it deems appropriate. In connection with each such Grant Cycle, the Committee shall designate those employee groups eligible to receive Long Term Stock Grants with respect to such Grant Cycle and the number of target shares awarded to each such Participant (“Target Shares”).

          3.          Earning Awards

                       Subject to Section 3(d) below, the extent to which Grants under the Long Term Stock Grant Program are earned is determined pursuant to the two performance criteria described in Sections 3(a) and (b), both based on total shareholder return (“TSR”) of the Common Stock, as determined in accordance with Section 3(c):

                       (a)          Wrigley TSR. With respect to each Grant Cycle, the Committee shall prescribe a Measurement Period, which shall consist of all or any portion of the Grant Cycle. If the TSR of the Company’s Common Stock for the Measurement Period prescribed for a particular Grant Cycle is less than or equal to zero, all Long Term Stock Grants with respect to such Grant Cycle shall be forfeited and be of no force or effect.

                       (b)          TSR Peer Group Ranking. Subject to Section 3(a), the portion of each Long Term Stock Grant that is earned during a Grant Cycle shall be determined by multiplying (i) the number of the Participant’s Target Shares granted with respect to such Grant Cycle by (ii) a percentage, not to exceed 200%, set forth in a schedule established by the Committee for such Grant Cycle and based on the percentile ranking of the TSR of the Common Stock during such Grant Cycle when compared to the TSR during such Grant Cycle of the common stock of the corporations included in a comparative group designated by the Committee (the “Comparative Group”); provided however, that if the TSR of the Common Stock ranks below the 40th percentile among the corporations in the Comparative Group, then all Long Term Stock Grants with respect to such Grant Cycle shall be forfeited and be of no force or effect.

                       (c)          Determination of TSR.  The TSR of the Common Stock and the TSR of the stock of each corporation included in the Comparative Group shall be equal to the appreciation of such stock plus reinvested dividends during the applicable Measurement Period.  For purposes of determining the amount of a stock’s appreciation, the initial value of such stock shall be equal to the average daily closing price of such stock on the principal exchange on which such stock is traded during the 30-day period immediately preceding the first day of the Measurement Period, and the final value shall be equal to the average daily closing price of such stock on such exchange during the 30-day period immediately preceding the last day of such Measurement Period.

                       (d)          Committee Approval. Notwithstanding any other provision of the Program to the contrary, if the Committee, in its sole discretion, determines that it is appropriate to do so, the Committee may cancel all or any portion of any Grant made hereunder, at any time until the expiration of 90 days after the end of the Grant Cycle to which such Grant relates unless the Committee elects to shorten such period.

          4.          Award of Stock Grants Earned

                       (a)          Issuance of Shares.  As soon as administratively practicable after the date on which the Committee determines that a Participant’s shares have been earned pursuant to Section 3 above and the vesting conditions, if any, pursuant to Section 4(c) have been satisfied, such shares that the Participant has not elected to defer pursuant to a Deferral Election (defined in Section 5(a) below) shall be issued to such Participant without further restriction; provided, however, that such shares shall not be transferred by such Participant during such period as may be needed to comply with minimum share ownership requirements as may be established by the Committee.  A Participant shall have no rights to any shares of Common Stock or dividends thereon until such shares are earned pursuant to Section 3 above, vested in accordance with Section 4(c) and issued to such Participant by the Company.

                       (b)          Termination of Employment During Grant Cycle.  If a Participant terminates employment for reasons other than death, Disability, or Retirement prior to the end of a Grant Cycle, the Long Term Stock Grant awarded to that Participant with respect to such Grant Cycle shall be forfeited and be of no further force and effect and any Deferral Election to the extent it relates to such Grant Cycle shall have no force and effect. Participants who terminate employment for reasons of death, Disability or Retirement after commencement of a Grant Cycle shall be awarded a proportionate distribution of any shares otherwise earned with respect to such Grant Cycle based upon their length of service in the Grant Cycle.

                       (c)          Commencement of Participation During Grant Cycle.  Participants who commence participation after the beginning of a Grant Cycle shall be awarded a distribution of any shares otherwise earned with respect to such Grant Cycle.  Any shares of Common Stock earned with respect to a Grant Cycle that began three or more years prior to a participant’s commencement of participation in the Program shall not be issued to the participant and shall be subject to forfeiture upon the participant’s termination of employment with the Company until the earliest to occur of (i) the participant’s continuous employment with the Company through the second anniversary of the last day of such Grant Cycle, (ii) the Participant’s death, Disability or Retirement, or (iii) the occurrence of a Change in Control (as defined in Section 11.2 of the 1997 Management Incentive Plan).

                       (d)          Change in Control.  Notwithstanding any other provision of this Section 4 to the contrary, in the event of a Change in Control after commencement of a Grant Cycle, Participants shall be awarded a proportionate distribution of any shares otherwise earned with respect to such Grant Cycle based upon their length of service in the Grant Cycle.

                       (e)          Definitions.  For purposes of the Program,

(i)

the term “Disability” shall have the meaning specified in any long-term disability plan or arrangement maintained by the Company or, if no such plan or arrangement is then in effect, as determined by the Committee;

(ii)

the term “Retirement” shall mean retirement from the employment of the Company on or after attaining the minimum age specified for early or normal retirement in any then effective retirement plan of the Company, after a minimum of five years of employment with the Company; and

(iii)	references to employment with the Company shall include employment with any subsidiary of the Company.

          5.          Deferral Accounts

                       (a)          Deferral Elections. Upon becoming a Participant, each Participant shall file (or has previously executed and filed) an appropriate election form (the “Deferral Election”), with the Treasurer of the Company, specifying:  (i) the portion, if any, of the Participant’s Grant, up to 100% of such Grant, that shall be issued pursuant to the terms of Section 4 above, and the portion, if any, of such Grant that shall be credited as units equivalent to shares of the Common Stock (each a “share unit” and in the aggregate “share units”) to a Deferral Account (as defined in Section 5(c) below); (ii) if all or any portion of the Grant is credited to a Deferral Account, whether distribution of such account shall be in cash, in kind or in shares of the Common Stock; and (iii) the form and timing of distribution of the Deferral Account pursuant to, and subject to the conditions and restriction of, the Company’s Executive Incentive Compensation Deferral Program (the “Deferral Program”). Any portion of the Grant that the Participant does not affirmatively elect to be credited to a Deferral Account shall be issued and transferred pursuant to Section 4 above.

                       A Participant may file subsequent Deferral Elections, subject to the conditions and restrictions set forth in the Deferral Program.

                       (b)          Transfer Elections. The Participant may elect to transfer amounts credited as share units to Investment Fund Credits (as defined in the Deferral Program). Thereafter, at any time, and from time to time, the Participant may elect to transfer in 1% increments amounts deferred as Investment Fund credits and share units into share units or Investment Fund Credits, including transferring Investment Fund Credits from one Investment Fund (as defined in the Deferral Program) to a different Investment Fund; provided, that:

(i)

if the Participant is a person subject to Section 16(b) (“Section 16(b)”) of the Securities Exchange Act of 1934, as amended, then the Compensation Committee, in its discretion, may require that such election be made at such time and in such manner as complies with the applicable provisions of Rule l6b-3 promulgated under Section 16(b), or any successor thereto, as in effect from time to time; and

(ii)	in no event may any such election become effective sooner than 30 days following the effective date of any prior transfer election.

A transfer election pursuant to this Section 5(b) shall be submitted by the Participant to the Program administrator.  This Section 5 is subject to the provisions of the Deferral Program.

                       Notwithstanding the foregoing, the Compensation Committee may, from time to time, discontinue any of the Investment Funds. In such event, the Participant shall execute and file an appropriate election form with the Treasurer of the Company, to transfer the amounts deferred in the discontinued Investment Fund to such other deferral options as the Compensation Committee shall make available at such time. In the event that the Participant shall fail to timely elect a new deferral option, such amounts shall be transferred to an investment option that the Compensation Committee deems appropriate.

                       (c)          Deferral Accounts. There shall be established for each Participant an account to be designated as a “Deferral Account” (or “deferred compensation account,” for purposes of applying cross references to the Deferral Program).  As soon as practicable after a Participant’s Grant, or any portion thereof, is earned under the Program, such Participant’s Deferral Account shall be credited with a number of share units equal to the number of shares of Common Stock deferred pursuant to such Participant’s Deferral Election. The number of share units to be credited pursuant to a transfer election described in Section 5(b) above shall be determined on the basis of the price of the Common Stock on the New York Stock Exchange during such period immediately preceding and/or immediately following the date the share units are credited, as the Committee shall determine.

                       (d)          Dividends on Share Units. As of each payment date for dividends on the Common Stock with respect to which share units are standing to the credit of a Participant, the Deferral Account of such Participant shall be credited with dividend equivalents in the manner provided in the Deferral Program.

                       (e)          Investment Fund Credits. As of the end of each calendar year during which Investment Fund Credits are standing to the credit of a Participant, the amount of such Participant’s Deferral Account deferred with respect to each Investment Fund, shall be credited with interest and earnings (including gains and losses) equivalent to the amount that would have accrued during such period had the amount so credited been actually invested in such Investment Fund.

                       (f)          Distributions. The distribution of a Participant’s Deferral Account, including the forms of payment available to such Participant, shall be administered in accordance with the applicable provisions of the Deferral Program. The Committee may, from time to time, prescribe such other forms and timing of such distribution and may require that if a Participant is also participating in the Deferral Program that distributions in the Program be made at the same time and in the same manner as distributions under the Deferral Program.

                       (g)          Unfunded Deferral Accounts.  Each Participant shall have an unconditional and nonforfeitable right to receive a distribution of the amount credited to his or her Deferral Account, but only at the time or times and only in the manner provided for in the Program. However, no funds, securities or other property of any nature shall be segregated or earmarked for any current or former executive, Beneficiary (as defined in the Deferral Program) or other person. Accordingly, no current or former Participant, Beneficiary or other person, individually or as a member of a group, shall have any right, title or interest in a Deferral Account, in any fund or specific sum of money, in any asset or in any shares of stock which may be acquired by the Company in respect of its obligations hereunder, the sole right of the Participant being to receive a distribution as a general creditor of the Company with an unsecured claim against its general assets.

C.          SECTION 162(m)

                       Notwithstanding any other provision of the Program to the contrary, and solely with respect to those Grants intended to comply with section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended, such Grants shall be granted and administered in accordance with Article IX of the 1997 Management Incentive Plan. To this end: (1) each Grant Cycle shall be deemed to be a performance period, (2) Grants shall not exceed the limit established for long-term incentive awards pursuant to Section 9.3(b) of the 1997 Management Incentive Plan, (3) for each Grant Cycle, the Committee shall establish the applicable Performance Goals (as defined in Section 9.2 of the 1997 Management Incentive Plan) within the time required pursuant to Section 162(m), and (4) no Grant shall be awarded or credited, unless otherwise determined by the Committee, until achievement of the applicable Performance Goals have been certified by the Committee.